EXHIBIT 32

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned certify, pursuant to 18 U.S.C. ss. 1350 as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-QSB of FNB Banking Company (the "Company") for the fiscal period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


           This 14th day of May 2004.

             /S/ J. CHARLES COPELAND
           ---------------------------
           J. Charles Copeland
           Chief Executive Officer
           (Principal Executive Officer)

           /S/ MARK FLOWERS
           ---------------------------
           Mark Flowers
           Chief Financial Officer
           (Principal Accounting and Financial Officer)